CONFIDENTIAL TREATMENT REQUESTED

TERMINATION AGREEMENT

This Termin CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.ation Agreement (the “Termination Agreement”) is made effective as of July 24, 2014 (the “Termination Agreement Effective Date”) between KaloBios Pharmaceuticals,  Inc., a Delaware corporation, with its principal place of business at 442 Littlefield Ave., South San Francisco, California, U.S.A. 94080 (“KaloBios”), and Sanofi Pasteur S.A., a company organized and existing under the laws of the Republic of France, having offices located at 2, avenue Pont Pasteur, 69007 Lyon, France (“Sanofi”).  KaloBios and Sanofi are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Sanofi and KaloBios entered into a Development, Commercialization Collaboration and License Agreement effective as of January 8, 2010, which was amended by Amendment No. 1 made effective January 1, 2012, and by Amendment No. 2 made effective July 1, 2012, (collectively the “Agreement”) pursuant to which the Parties agreed to collaborate to develop products to treat or prevent Pseudomonas aeruginosa infections and related indications, including ventilator associated pneumonia, cystic fibrosis, and bronchiectasis; and

WHEREAS, Sanofi has determined that it desires to terminate the Agreement at will, as it is entitled to do under Section 13.3 of the Agreement; and

WHEREAS, the Parties desire to confirm and agree on certain aspects of the termination of the Agreement as set forth below.

NOW THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Termination Agreement, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

The following terms shall have the meanings provided, whether in the singular or plural form.  Capitalized terms not defined below shall have the meanings given in the Agreement. In the event of any inconsistency between any terms defined in this Termination Agreement and those defined in the Agreement, the terms set out in this Termination Agreement shall prevail and govern.

1.1“Collaboration Term”  refers to that period of time beginning on January 8, 2010 and ending on the Termination Agreement Effective Date.

1.2“Field” means the diagnosis, treatment and/or prophylaxis of all human diseases and conditions caused by Pseudomonas aeruginosa or otherwise associated with Pseudomonas aeruginosa infections.

1.3“First Commercial Sale” means the first sale to a Third Party of a Licensed Product by KaloBios (including its Affiliates and any successor(s)), or its licensees or sub-licensees or any of their respective agents or distributors, in a given regulatory jurisdiction after Regulatory Approval has been obtained in such jurisdiction.

1.4“KaloBios Field”  means the diagnosis, treatment and/or prophylaxis of Pseudomonas aeruginosa in patients with either Cystic Fibrosis or Bronchiectasis.

CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED

1.5“KaloBios Know-How” means all Know-How that is Controlled by KaloBios or its Affiliates, which is necessary for the Development, manufacture and/or Commercialization of a Licensed Product.

1.6“KaloBios Patent” means any Patent that (a) is Controlled by KaloBios or its Affiliates and (b) claims the composition of matter, manufacture or use of a Licensed Product, which would be infringed by the manufacture, use or sale of such Licensed Product by a Third Party.  KaloBios Patents existing as of the Termination Agreement Effective Date are set forth on Exhibit B to be incorporated by reference.

1.7“Licensed Product” means any Antibody incorporating any KaloBios Technology that (a) has been raised, engineered or otherwise targeted or optimized to bind specifically and directly to PcrV (whether exclusively or in addition to any other target such Antibody may modulate) and (b) competes for binding to PcrV with a naturally occurring receptor of PcrV, or, once bound to the PcrV, exhibits antagonistic activity against PcrV, agonist activity against PcrV, ADCC (antibody dependent cellular cytotoxity) and/or other [***], including [***] KB001, KB001-A or another anti-Pa Antibody targeting PcrV.

1.8“Net Sales” means the gross amount invoiced by KaloBios (including its Affiliates and any successor(s)), or its licensees, sub-licensees, or any of their respective agents or  distributors on account of sales of Licensed Product to Third Parties (including without limitation Third Party distributors and wholesalers), less the total of each of the following, in each case to the extent actually incurred or allowed and not already deducted, credited or otherwise reflected in the amount invoiced:

(a)trade, cash and/or quantity discounts, credits, allowances, rebates and returns (including, but not limited to, wholesaler and retailer returns);

(b)excise, sales and other consumption taxes and customs duties and other compulsory payments made to government authorities to the extent included in the invoice price;

(c)amounts repaid or credited by reason of rejections, defects, recalls or returns or because of charge-backs, retroactive price reductions, refunds or billing errors; and

(d)sales commissions actually paid to any Third Party and non-employee wholesalers and distributors.

Each of the deductions set forth above shall be reasonable and customary, and shall be determined on an accrual basis in accordance with applicable generally acceptable accounting standards or US GAAP, consistently applied and as applicable to the booking of such sales for a particular country.

1.9“[***] Milestones” shall have the meaning given in Section [***] below.

1.10“Royalty Cap” means Forty Million United States Dollars (US$40,000,000).

1.11“Royalties” shall have the meaning given in Section 3.1(a) below.

1.12“Sanofi Field” means the Field, but excluding the KaloBios Field.

1.13“Sanofi Know-How” means all Know-How that is Controlled by Sanofi or its Affiliates as of the Termination Agreement Effective Date and is necessary for the Development, manufacture and/or Commercialization of a Licensed Product.

CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED

1.14“Sanofi Patent” means any Patent that (a) is Controlled by Sanofi or its Affiliates as of the Termination Agreement Effective Date (including Sanofi’s interest in any Joint Patents), and (B) claims the composition of matter, manufacture or use of a Licensed Product.

1.15“Sanofi Technology” means the Sanofi Patents and Sanofi Know-How.

1.16“Sublicense[***] Cap” means Forty Million United States Dollars (US$40,000,000).

1.17“Sublicense Revenue” shall have the meaning given in Section 3.2 below.

1.18“Successful Completion” shall have the meaning given in Section 3.3 below.

1.19“Third Party Agreements” means any or all agreements between Sanofi, its Affiliates and Third Parties, relating solely to the Development, manufacture or Commercialization of Licensed Products as listed in Exhibit A attached hereto.

1.20“Transition Completion Date” [***]

ARTICLE 2

TERMINATION; TIMING; EFFECT

2.1Termination. Pursuant to Section 13.3 of the Agreement, Sanofi hereby notifies KaloBios that it is terminating the Agreement at will. The Parties agree that the effective date of such termination shall be the Termination Agreement Effective Date, as stated on the first page hereof, and KaloBios hereby waives any further notice of such termination.

2.2Consequences of Termination By Sanofi.  The Parties intend and agree that Section 13.4 and 13.9 of the Agreement are superseded in their entirety by Sections 2.2 and 2.3 hereof. The Parties further agree to use reasonable efforts to accomplish the transitions called for in this Section 2.2 and elsewhere in this Termination Agreement as soon as reasonably possible, but in any event by the Transition Completion Date.

(a)Regulatory Filings; Data.  Sanofi shall transfer, assign or otherwise make available to KaloBios all Regulatory Filings, Regulatory Approvals, and related preclinical, analytical,  and clinical data and all Materials generated by or on behalf of Sanofi, its Affiliates (or its licensees and sublicensees) developed pursuant to the Agreement during the Collaboration Term and, in the case of the license to Sanofi Technology granted to KaloBios under subsection (e) below, necessary for the Development, manufacture and/or Commercialization of Licensed Products throughout the Territory. Sanofi agrees that it will, effective as of the date hereof, begin to transfer, assign or otherwise make available to KaloBios  that specific data and Materials required to be transferred, assigned or otherwise made available to KaloBios under  this Section 2.2(a) of this Termination Agreement and otherwise as agreed by the Parties through the transition process. Sanofi will prepare and provide as soon as practical following the Termination Agreement Effective Date, a complete list of such data and Materials by the Transition Completion Date, which list shall be incorporated by reference herein. Sanofi shall expressly indicate on the lists it provides to KaloBios which information and/or materials are assigned to KaloBios (i.e. the ownership is transferred and Sanofi will no longer utilize) and which information and/or materials are made available to KaloBios (i.e. the ownership in which is retained by Sanofi, but KaloBios may use for Development and Commercialization of Licensed Product in accordance with this Termination Agreement).  KaloBios agrees that Sanofi (i) shall provide, on request, copies of records, data and materials supporting summaries or slides previously provided, but (ii) shall have

CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED

no obligation to transfer any original records, data and materials already delivered to KaloBios during the Collaboration Term.

(b)Manufacturing Process.  Sanofi shall make available, through the non-exclusive license granted to KaloBios pursuant to section 2.2(e) below,  the manufacturing process for the Licensed Products to KaloBios or its designee (which will be designated as soon as reasonably practical but in no event later than the Transition Completion Date). The Parties will develop and agree on a written technology transfer plan, with scope, deliverables and timelines. For greater certainty, the term “technology transfer” as used herein means a transfer of documents and Materials and does not include hands-on training or assistance other than being reasonably available to respond to questions. Further, Sanofi shall indicate which information and/or Materials are assigned to KaloBios and which information and/or Materials may be accessed by KaloBios through the non-exclusive license granted to it pursuant to section 2.2(e) below. The Parties agree that they will begin the manufacturing process technology transfer called for under this Section 2.2(b)  immediately following the Termination Agreement Effective Date, such transfer to be completed by the Transition Completion Date [***].  For greater certainty, Sanofi shall have no obligation to transfer any information regarding the manufacturing process that Sanofi was granted access to under any agreement with [***].

(c)Third Party Agreements.  Sanofi shall, at the request of KaloBios, assign to KaloBios any or all Third Party Agreements, to the extent permissible under the terms of such agreements. Sanofi represents and warrants that attached hereto as Exhibit A is an initial list of all Third Party Agreements, for KaloBios review and decision on whether to accept assignment of one or more of those Third Party Agreements, to the extent permissible under the respective Third Party Agreement. Sanofi will provide an update to Exhibit A, if any, by the Transition Completion Date. Upon receiving any necessary consent to do so, Sanofi will provide KaloBios with copies of all such Third Party Agreements. For greater certainty, KaloBios acknowledges that it will not receive copies of any such agreements until the Third Party in question has consented to such disclosure if required under the terms of the applicable agreement. Sanofi will take reasonable steps to provide or pass through any services to KaloBios under Third Party Agreements, consistent with their terms, until any requested consent to assignment has been received or a new, direct agreement with KaloBios is in place; provided however that KaloBios shall reimburse Sanofi for the cost of any such Third Party services engaged on their behalf and approved in advance by KaloBios for services during the period beginning on the Termination Agreement Effective Date and ending on the Transition Completion Date.

(d)Marks; Other Intellectual Property. As of the Termination Agreement Effective Date, Sanofi represents and warrants that there are no Marks relating solely to Licensed Products existing and available to transfer to KaloBios.

(e)Sanofi License.  Sanofi hereby grants to KaloBios, effective on the Termination Agreement Effective Date, a [***] license under Sanofi Technology to Develop, make, have made, use, sell, offer for sale, have sold, import and otherwise Commercialize Licensed Products in the Sanofi Field or in the KaloBios Field, as the case may be, in the Territory.  The Parties agree and acknowledge that the economic terms of the license provided under this Subsection 2.2(e) are provided for in Article 3 of this Termination Agreement.

(f)Interim Supply.     The Parties agree that any inventories of KB001-A and/or [***] (as defined in the Agreement) in Sanofi’s or its Affiliates or subcontractors’ possession are hereby assigned to KaloBios and Sanofi shall cooperate with KaloBios to transfer such inventories to KaloBios or its designee as soon as KaloBios or its designee confirms that it is ready to receive such Materials following the Termination Agreement Effective Date.  The Parties agree that Sanofi’s obligations regarding supply of Licensed Product under the Agreement are terminated as of the Termination Agreement Effective Date and no further notice of termination, for example, of the Supply Agreement between the Parties dated as of October 10, 2010, as amended, is necessary, and that KaloBios waives the right to any such notice under that Supply Agreement.

CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED

(g)Transition Assistance.  Sanofi shall provide such assistance, at no cost to KaloBios, as may be reasonably necessary or useful for KaloBios to commence or continue Developing or Commercializing Licensed Products  in the Sanofi Field in the Territory, to the extent Sanofi is then performing or having performed such activities, including transferring or amending as appropriate, upon request of KaloBios, any agreements or arrangements with Third Party vendors with respect to Licensed Products.  To the extent that any such contract between Sanofi and a Third Party is not assignable to KaloBios, then Sanofi shall reasonably cooperate with KaloBios to arrange to continue to and provide such services from such entity.  In no event shall Sanofi be required to perform any transition assistance after the Transition Completion Date.

(h)Confidential Information. With the exception of Sanofi’s Confidential Information transferred, assigned or licensed to KaloBios pursuant to Sections 2.2(a) and 2.2(e), each Party agrees to destroy all written copies of the other Party’s Confidential Information (as that term is defined in the Agreement) acquired from the Party during the Collaboration Term, provided that each Party shall be entitled to retain a complete copy of all such Confidential Information for purpose of ensuring compliance with its obligations herein, and further provided that neither Party shall be required to delete from any servers or other electronic archiving devices any Confidential Information from the other Party. The Parties agree that as of the Termination Agreement Effective Date, neither of them shall use the Confidential Information (as that term is defined in the Agreement) of the other Party except as expressly permitted under surviving clauses of the Agreement and this Termination Agreement.

(i)Transfer Costs; Permits. With regard to the physical transfer of any information and/or Materials pursuant to this Section 2.2, the Parties will agree in advance on shipping or transfer method, timing, destination and an estimate of out-of-pocket costs to do so. KaloBios will pay directly or reimburse Sanofi for all out-of-pocket shipping costs approved in advance by KaloBios, and will be responsible at its cost for obtaining any necessary permits to allow such transfer. Sanofi shall cooperate reasonably in any such permitting process.

2.3Survival. The Parties confirm that except as expressly provided for in this Termination Agreement, only the following provisions of the Agreement shall survive termination of the Agreement Articles 1, 11, 12 (as modified herein), 14 and 15; Sections 8.10, 9.1, 10.3, 10.4, 13.7, and 13.8.

ARTICLE 3

PAYMENTS; PAYMENT CAPS

3.1Royalties.

(a)As a consequence of termination of the Agreement, including the license to Sanofi Technology granted under Section 2.2(e) hereof, KaloBios shall pay Sanofi tiered royalties on Net Sales of Licensed Product in the Territory, as follows (the “Royalties”), subject to the Royalty Cap: (i) [***] percent ([***]%) of the first $[***] in cumulative Net Sales of Licensed Products in the Territory; and (ii) [***] percent ([***]%) of cumulative Net Sales of Licensed Products in excess of $[***].

(b)The Royalties shall be payable upon First Commercial Sale on a country-by-country basis, until [***] ([***]) years from First Commercial Sale. Such royalties shall be reduced, on a country-by-country basis, by [***] percent ([***]%) in the event and for so long as KaloBios’s total royalty obligations for sales of Licensed Product in that country exceed [***] percent ([***]%).

3.2Sublicense Revenue. In addition to the Royalty payments described above, subject to the Sublicense[***] Cap, KaloBios shall pay to Sanofi (a) [***] percent ([***]%) of all [***] actually received by KaloBios for the license, sublicense, transfer (other than by Acquisition) or assignment of the right to sell or

CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED

otherwise distribute Licensed Product [***] anywhere in the Territory, and (b) [***] percent ([***]%) of all [***] actually received by KaloBios for the license, sublicense, transfer (other than by Acquisition) or assignment of the right to sell or otherwise distribute Licensed Product [***] anywhere in the Territory (collectively, “Sublicense Revenue”).  Sublicense Revenue shall mean any [***] payments actually made to KaloBios, but shall not include [***] of Licensed Products [***] to the extent made in return for [***] including but not limited to [***].

3.3[***] Milestones. [***] while this Termination Agreement is in effect, and [***] entered into a [***] (“[***] Milestones”) to [***] for any [***] occurring after the [***] of such [***]. Each [***] by [***] to [***] hereunder shall be [***] only on the [***] of such [***]. For purposes of this Section, “Successful Completion” means, for any applicable [***] achievement of the [***] for such [***] as specified in the applicable [***].  If in a calendar year, [***] achieves more than [***]  milestone, then the [***] shall be [***]. For example, if the [***] occurrence of [***] in a single calendar year are [***] (and [***] were not achieved in any previous year), then [***] and [***] shall be [***] in a [***].

CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED

[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]

3.4Definitions. For the purposes of this Article 3 and the [***] Milestone events, “Acquired” or “Acquisition” shall mean, with respect to [***] (a) a [***] or other [***] under applicable law of [***] with a [***] in which the shareholders of [***] or any [***] that [***] or [***] immediately prior to such [***] do not continue to [***] at least [***] percent ([***]%) of the aggregate ordinary voting power entitled to vote for the election of directors represented by the issued and outstanding stock of the entity surviving or resulting from such merger, acquisition, consolidation or other business combination; or (b) a sale or other disposition of title (other than one or more licenses or equivalent transactions generating [***]) to all or substantially all of the assets of KaloBios to which this Termination Agreement relates to one (1) or more [***] in one transaction or a series of related transactions. “Biopharmaceutical Company” shall mean an [***].

3.5Reporting; Payments; Caps; Royalty Reports.

(a)KaloBios shall, within [***] days of any event generating any form of payment to Sanofi hereunder, whether in the form of [***], or otherwise, but not including routine Royalty payments (which are addressed in paragraph (d) below)), notify Sanofi of such event in writing in accordance with Section 7.5 hereof.

(b)If KaloBios enters into one or more transactions generating the right to receive Sublicense Revenue, then Section 3.3 shall not apply to [***]. Upon any subsequent termination of such Sublicense Revenue transaction(s) due to [***] or its [***] shall continue to [***] of any [***] which would have [***] as though such [***] had continued in full force and effect.

CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED

(c)Notwithstanding any other provision of this Termination Agreement, (i) the total payments of Royalties that KaloBios or its Affiliates (or any successor thereof) shall be obligated to pay to Sanofi will not in any event exceed the Royalty Cap, and (ii) the total payments of Sublicense Revenue [***] that KaloBios shall be obligated to pay to Sanofi shall not exceed the Sublicense[***] Cap.

(d)The first Royalty payment shall be made within [***] days following the end of the calendar quarter in which any event triggering a Royalty payment first occurs (e.g. if First Commercial Sale of a Licensed Product occurs on January 30th in a given year, Sanofi shall receive the corresponding Royalty payment by no later than May 30th of the same year). For all subsequent Royalty payments, payment shall be made within [***] days following the end of the calendar quarter in which the Net Sales for such quarter have been earned by KaloBios (e.g. for KaloBios’ Net Sales earned from January 1st to March 31 in a given year, Sanofi shall receive the corresponding Royalty payment by no later than May 30th of the same year).  Royalty payments shall be made by KaloBios to Sanofi to such account as Sanofi may direct in writing. Each Royalty payment shall be accompanied by an itemized written report showing the basis on which the Royalty payment amount(s) were calculated. If no Royalty payment is due to Sanofi for such reporting period, the report shall state this. In respect of all payments due to Sanofi hereunder, except for Royalty payments or service payment reimbursements, KaloBios shall remit such payments to Sanofi, to such account as Sanofi may direct in writing, within [***] days of the occurrence of any event under Article 3 obligating KaloBios to make a payment to Sanofi (other than Royalty payments) without having received any invoice from Sanofi. With regard to payments by KaloBios to Sanofi as reimbursement for services engaged by Sanofi on KaloBios’ behalf in accordance with Sub-section 2.2(c) hereof, KaloBios shall remit such payments to Sanofi, to such account as Sanofi may direct in writing, within fourteen (14) days of receipt of Sanofi’s invoices for such services.

All payments due to Sanofi hereunder shall be paid in Dollars and made by wire transfer of immediately available funds into an account designated by Sanofi.  Any payments or portions thereof due hereunder that are not received by Sanofi on the date such payments are due under this Termination Agreement shall bear interest at a rate equal to the lesser of: (a) [***], or any successor thereto, at 12:01 a.m. on the first day of each calendar quarter in which such payments are overdue; or (b) the [***], in each case calculated on the number of days such payment is delinquent, compounded monthly.

To the extent a Party disputes any amount hereunder it shall immediately notify the other Party. If a payment is found to be in error due to the accounting of KaloBios, interest shall be payable as set out above from the period of the initial due date until the dispute is resolved.

(e)The rate of exchange to be used in computing the amount of currency equivalent in Dollars of Net Sales invoiced in other currencies shall be made at the average of the daily closing exchange rates reported in The Wall Street Journal (U.S., Western Edition) over the applicable reporting period for the payment due.

(f)KaloBios will maintain complete and accurate records in sufficient detail to permit Sanofi to confirm the correct amount of all payments owed under this Termination Agreement including all Royalty, Sublicense Revenue and [***].  Upon reasonable prior notice, such records shall be available during regular business hours for a period of [***] from the end of the calendar year to which they pertain for examination at the expense of Sanofi, and not more often than once each calendar year, by an independent certified public accountant selected by Sanofi and reasonably acceptable to KaloBios, for the sole purpose of verifying the correct amount of the [***] Sublicense Revenue and Royalty payments owed by KaloBios pursuant to this Termination Agreement.  Any such auditor shall not disclose KaloBios’ Confidential Information to Sanofi or any Third Party, except to the extent such disclosure is necessary to accomplish such purpose.  Any amounts shown to be owed but unpaid shall be paid by KaloBios in accordance with Subsection 3.5(d) following receipt of the accountant’s report. Sanofi shall be responsible for the full cost of such audit unless such audit discloses an underpayment by KaloBios of more than [***] percent ([***]%) of the amount due, in which case KaloBios shall be responsible for the full cost of such audit.

CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED

3.6Taxes.

(a)Taxes on Income.  Each Party shall be solely responsible for the payment of all taxes it is liable for.

(b)Tax Cooperation.  The Parties agree to cooperate with one another and use reasonable efforts to avoid or reduce tax withholding or similar obligations in respect of royalties, milestone payments, and other payments made by KaloBios to Sanofi under this Termination Agreement.  To the extent KaloBios is required to deduct and withhold taxes on any payment to Sanofi, KaloBios shall pay the amounts of such taxes to the proper Governmental Authority in a timely manner, deduct this amount from the payment due to Sanofi and promptly transmit to Sanofi evidence of such withholding sufficient to enable Sanofi to claim any amount allowed by its own tax authorities.  In order to benefit from the provisions of the double tax treaty between France and the United States, Sanofi will complete and sign the Certificate of Residence and Application for a Reduction of Withholding Tax on Royalties forms or such other applicable forms and send them to KaloBios immediately upon the Termination Agreement Effective Date and every January thereafter.   In the event Sanofi fails to promptly provide such forms duly completed and signed, KaloBios will notify Sanofi in writing to the address listed in Section 6.5, that it must send such forms to KaloBios.  If, after thirty (30) days of such written notice to Sanofi, KaloBios has not received such documents, KaloBios will declare and pay withholding tax at the common rate of the applicable corporate income tax, and such tax will then be deducted from the corresponding payment by KaloBios to Sanofi, and proof of payment will be sent to Sanofi as evidence of such payment.

3.7Non-Monetary Consideration.  In the event KaloBios receives any non-monetary consideration in connection with the sale of a Licensed Product, KaloBios’s payment obligations under this Article 3 shall be based on the fair market value of such other consideration.  In such case, KaloBios shall disclose the terms of such arrangement to Sanofi and the Parties shall endeavor in good faith to agree on such fair market value.

3.8Blocked Currency.  In each country where the local currency is blocked and cannot be removed from the country, royalties accrued in that country shall be paid to Sanofi in Dollars based on the Dollar reported sales for the quarter in accordance with applicable Laws and accounting standards, unless otherwise mutually agreed.

ARTICLE 4

INTELLECTUAL PROPERTY

4.1Ownership of Inventions. Each Party represents and warrants that lists of the Sole Inventions of that Party, of any Joint Inventions and any Joint Patents, each as of the Termination Agreement Effective Date, will be provided to the other Party as soon as practical following the Termination Agreement Effective Date but in any event not later than the Transition Completion Date, and will be attached hereto as Exhibits C (KaloBios’ Sole Inventions), D (Sanofi’s Sole Inventions), E (Joint Inventions) and F (Joint Patents), respectively, and are incorporated by this reference. Each Party may practice any Joint Inventions listed in Exhibit D in any field on a cost-free, non-exclusive basis in the Territory, without obligation to report to the other Party.

4.2Notification. KaloBios shall promptly notify Sanofi in writing if it becomes aware of any (1) existing or threatened misuse of any Sanofi Technology, or (2) any allegation of infringement or misappropriation made by a Third Party in connection with the manufacture, use, sale or importation of a Licensed Product made

CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED

under the license granted by Sanofi herein, and shall share with Sanofi any available information relating to such notice.

4.3Publications.

(a)Sanofi and KaloBios may jointly or separately publish data generated by them collectively or individually during Collaboration Term, provided that the Party wishing to publish provides the other Party a draft copy of any proposed public disclosure at least [***] in advance of the proposed submission date  and the receiving Party shall have the right to require modifications of the proposed public disclosure in order to (a) to protect KaloBios’ Confidential Information and/or Sanofi Confidential Information, as the case may be; (b) for [***] reasons or [***] reasons; and/or (c) to delay such submission for an additional [***] as may be reasonably necessary to seek patent protection for the information disclosed in such proposed public disclosure (if applicable).

(b)KaloBios shall have the right to publish data generated by KaloBios using the Sanofi Technology following the Termination Agreement Effective Date, provided that KaloBios provides a draft copy of any proposed public disclosure to Sanofi [***] in advance of the proposed submission date  and Sanofi shall have the right to require modifications of the proposed public disclosure in order to  (a) to protect Sanofi’s Confidential Information; (b) for [***] reasons or [***] reasons; and/or (c) to delay such submission for an additional [***] as may be reasonably necessary to seek patent protection for the information disclosed in such proposed public disclosure (if applicable).

ARTICLE 5

MUTUAL RELEASES

5.1Mutual General Release.

(a)In consideration for the release provided in Section 5.1(b) of this Termination Agreement, and effective upon the Termination Agreement Effective Date, KaloBios, for itself and its Affiliates, predecessors, successors, assigns, officers, directors, shareholders, agents, employees, and representatives, past or present, and all persons acting under, by, through, or with any of them (collectively, the “KaloBios Releasors”), hereby releases and forever discharges Sanofi and its Affiliates, predecessors, successors, assigns, officers, directors, shareholders, agents, employees, and representatives, past or present, and all persons acting under, by, through, or with any of them (collectively, the “Sanofi Releasees”) from any and all actions, causes of action, obligations, costs, expenses, damages, losses, claims, liabilities, suits, debts, demands, and benefits (including attorneys’ fees and costs) of whatever character, in law or in equity, known or unknown, suspected or unsuspected,  of any kind or nature whatsoever, based on any act, omission, event, occurrence, or nonoccurrence from the beginning of the world to the day of the Termination Agreement Effective Date, including but not limited to any claims or causes of action arising out of or in any way relating to the Agreement, the Parties’ entering into the Agreement, and the Parties’ respective performance of their obligations under the Agreement, excluding only any claims or rights arising out of the performance of the Parties’ respective obligations under this Termination Agreement including any provisions of the Agreement surviving in accordance with the terms of Section 2.3 hereof.

(b)In consideration for the release provided in Section 5.1(a) of this Termination Agreement, and effective upon the Termination Agreement Effective Date, Sanofi, for itself and its Affiliates, predecessors, successors, assigns, officers, directors, shareholders, agents, employees, and representatives, past or present, and all persons acting under, by, through, or with any of them (collectively, the “Sanofi Releasors”), hereby releases and forever discharges KaloBios and its Affiliates, predecessors, successors, assigns, officers, directors, shareholders, agents, employees, and representatives, past or present, and all persons acting under, by, through, or with any of them (collectively, the “KaloBios Releasees”) from any and all actions, causes of action, obligations, costs,

CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED

expenses, damages, losses, claims, liabilities, suits, debts, demands, and benefits (including attorneys’ fees and costs) of whatever character, in law or in equity, known or unknown, suspected or unsuspected,  of any kind or nature whatsoever, based on any act, omission, event, occurrence, or nonoccurrence from the beginning of the world to the day of the Termination Agreement Effective Date, including but not limited to any claims or causes of action arising out of or in any way relating to the Agreement, the Parties’ entering into the Agreement, and the Parties’ respective performance of their obligations under the Agreement, excluding only any claims or rights arising out of the performance of the Parties’ respective obligations under this Termination Agreement including any provisions of the Agreement surviving in accordance with the terms of Section 2.3 hereof.

(c)In addition to the provisions of Sections 5.1(a) and 5.1(b) of this Termination Agreement, KaloBios hereby expressly waives and releases any and all defenses, rights, and benefits that it or any of the other KaloBios Releasors might have in relation to any of the Sanofi Releasees, and Sanofi hereby expressly waives and releases any and all defenses, rights, and benefits that it or any of the other Sanofi Releasors might have in relation to any of the KaloBios Releasees, under or by virtue of any laws or statutes relating to the release of unknown claims, such as or similar to § 1542 of the California Civil Code, which reads:

Section 1542  Certain Claims Not Affected by General Release  A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his settlement with the debtor.

KaloBios or Sanofi may hereafter discover facts other than or different from those that it now knows or believes to be true with respect to the subject matter of the releases in this section, but each of KaloBios and Sanofi hereby expressly waives and fully, finally, and forever settles and releases any known or unknown, suspected or unsuspected, contingent or non-contingent claim against the Sanofi Releasees and the KaloBios Releasees, respectively, whether or not concealed or hidden, without regard to the subsequent discovery or existence of such different or additional facts.

ARTICLE 6

CONFIDENTIALITY

6.1Confidential Information under this Termination Agreement. Except to the extent expressly authorized by this Termination Agreement or otherwise agreed in writing by the Parties, each Party agrees it shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this Termination Agreement (which includes the exercise of any rights or the performance of any obligations hereunder) any Confidential Information furnished to it by the other Party pursuant to this Termination Agreement except for that portion of such information or materials that the receiving Party can demonstrate by competent written proof:

(a)was already known to the receiving Party or its Affiliate, other than under an obligation of confidentiality, at the time of disclosure by the other Party;

(b)was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

(c)became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED

(d)is subsequently disclosed to the receiving Party or its Affiliate by a Third Party who has a legal right to make such disclosure; or

(e)is subsequently independently discovered or developed by the receiving Party or its Affiliate without the aid, application, or use of the disclosing Party’s Confidential Information, as evidenced by a contemporaneous writing.

6.2Definition. The Parties agree that the term “Confidential Information” as used in this Termination Agreement means any and all information communicated in writing, orally or visually or in any tangible or electronic form or media, and any full or partial copies thereof, disclosed by the disclosing Party relating to, but not limited to, business plans and strategy, research and development (including but not limited to pre-clinical studies and current and future clinical trials), relationships with Third Parties, technology, trade secrets, Know-How, proprietary information, inventions (whether or not patentable), unpublished Patent applications, licenses, software, programs, prototypes, designs, analysis codes, discoveries, techniques, methods, ideas, concepts, data, engineering and manufacturing information, procedures, specifications, diagrams, drawings, schematics, blue prints, parts lists, and samples, and financial information including sales and royalties, and also the confidential information of any Third Party which is disclosed to the disclosing Party and is in turn disclosed to the receiving Party or otherwise learned by visual or other inspection.  The Parties agree that the information in any technology transfer plan or other document disclosing Sanofi Technology is also Confidential Information under this Termination Agreement.

6.3Confidential Information under the Agreement. The Parties agree that the term “Confidential Information” as defined in the Agreement shall apply to information exchanged between the Parties during the Collaboration Term and also includes all Confidential Information disclosed under the Non-Disclosure or Confidentiality Agreements dated March 30, 2009 and August 1, 2009 between the Parties. Such Confidential Information under the Agreement shall be subject to the Agreement’s requirements of confidentiality as contained in Article 12 of the Agreement, for a period of [***] from the Termination Agreement Effective Date (except with regard to any Confidential Information which is a trade secret of either Party, in which case, the receiving Party’s obligation to hold such information in confidence shall be of indefinite duration or unless and until such information is no longer a trade secret).

ARTICLE 7

MISCELLANEOUS

7.1Entire Agreement; Amendment.  This Termination Agreement, including the Exhibits hereto or incorporated by reference herein, sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter hereof and supersedes, as of the Termination Agreement Effective Date, all prior agreements and understandings between the Parties with respect to the subject matter hereof.  There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth herein and therein, with respect to the subject matter of this Agreement.  No subsequent alteration, amendment, change or addition to this Termination Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.

7.2Publicity; Terms of Agreement.

(a)The Parties agree that the terms of this Termination Agreement are the Confidential Information of both Parties, subject to the special authorized disclosure provisions set forth in Section 7.2 and Section 7.3. The Parties shall communicate and use reasonable efforts to agree on key messages associated with this

CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED

Termination Agreement.  If either Party desires to make a public announcement or news release concerning this Termination Agreement, such Party shall give reasonable prior advance notice of the proposed text of such announcement to the other Party for its prior review and comment (except as otherwise provided herein), which the disclosing Party will consider in good faith.  The Parties agree that the public announcement of the execution of this Termination Agreement will be made by a KaloBios press release immediately following such execution.  In the case of a public disclosure required by Law, the disclosing Party shall provide the other Party with a reasonable time to review and comment on such proposed disclosure, and in any event the reviewing Party shall not unreasonably withheld its approval of such proposed disclosure.  Neither Party shall be required to seek the permission of the other Party to repeat any information regarding the terms of this Termination Agreement that have already been publicly disclosed by such Party, or by the other Party, in accordance with this Section.

(b)The Parties acknowledge that either or both Parties may be obligated to file a copy of this Termination Agreement (and/or provide a summary disclosure thereof) with the United States Securities and Exchange Commission or other Government Authorities, including but not limited to tax authorities.  Each Party shall be entitled to make such a required filing, provided that it requests confidential treatment of at least the commercial terms and sensitive technical terms hereof and thereof to the extent such confidential treatment is reasonably available to such Party.  In the event of any such filing, each Party will provide the other Party with a copy of any such summary thereof and/or this Termination Agreement marked to show provisions for which such Party intends to seek confidential treatment and shall reasonably consider and incorporate the other Party’s comments thereon to the extent consistent with the legal requirements governing redaction of information from material agreements that must be publicly filed.

7.3Authorized Disclosure.  Notwithstanding the obligations set forth in Section 7.2 and the Agreement, a Party may disclose the other Party’s Confidential Information and the terms of this Termination Agreement to the extent:

(a)such disclosure is reasonably necessary: (i) to such Party’s directors, attorneys, independent accountants or financial advisors for the sole purpose of enabling such directors, attorneys, independent accountants or financial advisors to provide advice to the receiving Party, provided that in each such case on the condition that such directors, attorneys, independent accountants and financial advisors are bound by confidentiality and non-use obligations consistent with those contained in this Termination Agreement; or (ii) to actual or potential investors, licensees, sub-licensees and/or acquirers solely for the purpose of evaluating an actual or potential investment or acquisition; provided that in each such case on the condition that such actual or potential investors and/or acquirers are bound by confidentiality and non-use obligations consistent with those contained in this Termination Agreement and having a minimum duration of at least [***] (and of indefinite duration with regard to disclosure of any trade secrets, unless and until such information is no longer a trade secret); or

(b)such disclosure is required by Law or judicial or administrative process, provided that in such event such Party shall promptly inform the other Party such required disclosure and provide the other Party an opportunity to challenge or limit the disclosure obligations.  Confidential Information that is disclosed as required by Law or judicial or administrative process shall remain otherwise subject to the confidentiality and non-use provisions of this Article, and the Party disclosing Confidential Information pursuant to Law or court order shall take all steps reasonably necessary, including seeking of confidential treatment or a protective order to ensure the continued confidential treatment of such Confidential Information.

7.4Force Majeure.  Each Party shall be excused from the performance of its obligations under this Termination Agreement to the extent that such performance is prevented by force majeure and the nonperforming Party promptly provides notice of the prevention to the other Party.  Such excuse shall be continued so long as the condition constituting force majeure continues and the nonperforming Party takes reasonable efforts to remove the condition.  For purposes of this Termination Agreement, force majeure shall include conditions beyond the reasonable control of the nonperforming Party, including an act of God or terrorism, voluntary or involuntary

CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED

compliance with any regulation, law or order of any government, war, civil commotion, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe.  Notwithstanding the foregoing, a Party shall not be excused from making payments owed hereunder because of a force majeure affecting such Party.  If a force majeure persists for more than ninety (90) days, then the Parties will discuss in good faith the modification of the Parties’ obligations under this Termination Agreement in order to mitigate the delays caused by such force majeure.

7.5Notices.  Any notice required or permitted to be given under this Termination Agreement shall be in writing, shall specifically refer to this Termination Agreement, and shall be addressed to the appropriate Party at the address specified below or such other address as may be specified by such Party in writing in accordance with this Section, and shall be deemed to have been given for all purposes (a) when received, if hand-delivered or sent by confirmed facsimile or a reputable courier service, or (b) five (5) business days after mailing, if mailed by first class certified or registered airmail, postage prepaid, return receipt requested.

If to KaloBios:	KaloBios Pharmaceuticals, Inc.
442 Littlefield Ave.
South San Francisco, CA 94080
U.S.A.
Attn: Chief Legal Officer
[***]

If to Sanofi:	Sanofi Pasteur S.A.
2, avenue Pont Pasteur
69007 Lyon, France
Attention: Vice President, Legal Affairs &
Attn: Chief Legal Officer
General Counsel
[***]

Copy to: Sanofi Pasteur Limited
Attention: Legal Affairs
[***]

7.6No Strict Construction; Headings; Interpretation.  This Termination Agreement has been prepared jointly and shall not be strictly construed against either Party.  Ambiguities, if any, in this Termination Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.  The headings of each Article and Section in this Termination Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section.  Except where the context otherwise requires, the use of any gender herein shall be deemed to be or include the other genders, the use of the singular shall be deemed to include the plural (and vice versa) and the word “or” is used in the inclusive sense (and/or).  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include the Person’s successors and assigns, (c) the words “herein”, ”hereof” and ”hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety

CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED

and not to any particular provision hereof and (d) all references herein to Sections or Exhibits shall be construed to refer to Sections or Exhibits of this Termination Agreement.

7.7Assignment.  Neither Party may assign or transfer this Termination Agreement or any rights or obligations hereunder without the prior written consent of the other, except that a Party may make such an assignment without the other Party’s consent to an Affiliate or Acquirer of such Party or to a successor to substantially all of the business of such Party.  Any permitted successor or assignee of rights and/or obligations hereunder shall, in writing to the other Party, expressly assume performance of such rights and/or obligations.  Any permitted assignment shall be binding on the successors of the assigning Party.  Any assignment or attempted assignment by either Party in violation of the terms of this Section shall be null, void and of no legal effect.

7.8Performance by Affiliates.  Each Party may discharge any obligations and exercise any right hereunder through any of its Affiliates.  Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Termination Agreement, and shall cause its Affiliates to comply with the provisions of this Termination Agreement in connection with such performance.  Any breach by a Party’s Affiliate of any of such Party’s obligations under this Termination Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

7.9Further Actions.  Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Termination Agreement.

7.10Severability.  If any one or more of the provisions of this Termination Agreement is held to be invalid or unenforceable by any court of competent jurisdiction from which no appeal can be or is taken, the provision shall be considered severed from this Termination Agreement and shall not serve to invalidate any remaining provisions hereof.  The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Termination Agreement may be realized.

7.11No Waiver.  Any delay in enforcing a Party’s rights under this Termination Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement, except with respect to an express written and signed waiver relating to a particular matter for a particular period of time.

7.12Independent Contractors.  Each Party shall act solely as an independent contractor, and nothing in this Termination Agreement shall be construed to give either Party the power or authority to act for, bind, or commit the other Party in any way.  Nothing herein shall be construed to create the relationship of partners, principal and agent, or joint-venture partners between the Parties.

7.13English Language; Governing Law. This Termination Agreement was prepared in the English language, which language shall govern the interpretation of, and any dispute regarding, the terms of this Termination Agreement.  This Termination Agreement and all disputes arising out of or related to this Termination Agreement or any breach hereof shall be governed by and construed under the Laws of the State of New York, USA, without giving effect to any choice of law principles that would require the application of the Laws of a different jurisdiction.

7.14Compliance.  In carrying out its rights and obligations hereunder, each Party shall comply with all applicable Laws.

7.15Counterparts.  This Termination Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED

7.16Dispute Resolution. In the event of a dispute arising out of, relating to, or in connection with this Termination Agreement, including disputes over the interpretation or enforcement of this Termination Agreement, the Parties shall follow the dispute resolution provisions of Article 14 of the Agreement, which are incorporated herein by this reference as if set out in full.

7.17Specific Performance

(a) KaloBios acknowledges and agrees that Sanofi would be damaged irreparably in the event of an unauthorized use by KaloBios, its Affiliates, licensees, sub-licensees or agents, of the Sanofi Technology outside the scope of the license contained in Section 2.2(e) of this Termination Agreement in accordance with its specific terms. In such event, KaloBios agrees that Sanofi shall be entitled to injunctive relief to prevent breaches of this Termination Agreement and to enforce specifically this Termination Agreement.  Such remedies shall not be deemed to be the exclusive remedies for such a breach of this Termination Agreement but shall be in addition to all other remedies available to Sanofi at law or equity.  KaloBios shall not oppose the granting of an injunction, specific performance or other equitable relief sought in accordance with this section on the basis that Sanofi has an adequate remedy at law or that any award of equitable relief is not an appropriate remedy for any reason at law or in equity.  In seeking an injunction or injunctions in connection with this section, Sanofi shall not be required to provide any bond or other security in connection with any such injunction or order.

(b)KaloBios shall, with regard to any sub-licensee of the Sanofi Technology, include a requirement for specific performance similar to that set out in paragraph 7.17(a) as one of the terms of any such sub-license.

In Witness Whereof, the Parties have executed this Termination Agreement in duplicate originals by their duly authorized officers.

_________	_________
Sanofi Pasteur S.A. By: _________________________ Name: Olivier Charmeil Title: Chief Executive Officer Date: ________________________	KaloBios Pharmaceuticals, Inc. By: _________________________ Name: David Pritchard Title: President and Chief Executive Officer Date: ________________________

CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT A

INITIAL LIST OF THIRD PARTY AGREEMENTS

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED

ADDITIONAL EXHIBITS INCORPORATED BY REFERENCE

EXHIBIT B: KaloBios Patents existing as of the Termination Agreement Effective Date

EXHIBIT C: KaloBios’ Sole Inventions existing as of the Termination Agreement Effective Date

EXHIBIT D: Sanofi’s Sole Inventions existing as of the Termination Agreement Effective Date

EXHIBIT E: Joint Inventions existing as of the Termination Agreement Effective Date

EXHIBIT F: Joint Patents existing as of the Termination Agreement Effective Date

CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT B

KALOBIOS PATENTS AS OF TERMINATION AGREEMENT EFFECTIVE DATE – KB001/KB001-A

CONFIDENTIAL

Patent or Application Title	Applicant/ Assignee(s)	Geography	Utility Filing Date	Status	Patent or Application Publication No.** #:Application No.
KB001/1-A
Method of and Compositions for Immunization with the Pseudomonas V Antigen*	Med. Coll. Wisconsin; Univ. of Calif.	CA EP [***] JP1	23 Nov 1999	Issued: EP(2), CA, JP	EP 1049488B1 EP1666058B1 CA 2,318,536C JP04707234B2
Method of and Compositions for Immunization with the Pseudomonas V Antigen*	Med. Coll. Wisc.; Univ. of Calif.	US (CIP)	26 Jan 2001 (subject to TD)	Issued: US	US 6,827,935
Method and Compositions for Immunization with the Pseudomonas V Antigen*	Med. Coll. Wisconsin Res. Fdn; Regents Univ. of Calif.	US EP [***] AU, JP	25 Jan 2002 (subject to TD)	Issued: US (2) , EP, AU, JP	US 7,494,653 US 8,101,347 EP 1353688B1 AU2007231760(B2) JP 4355786B2
Antibodies to the PcrV Antigen of Pseudomonas aeruginosa* (composition of matter) [***]	KaloBios	US AU, [***], CA, CN, EA, EP, HK, [***], IN, KR, MX, JP, NZ, SG, [***]	1 Dec 2008	Issued: US, MX, NZ Pending: See Geography (left); +US CON	US 8,044,181 AU2008333985 #[***] CA2,706,732 CN 101910197 EA201000903 EP 2220117(A2) HK1142343A #[***] IN 45/2011 JP 2011505381 KR 20100097719 MX301710 NZ586357 SG186017 US 2012-0020986 #[***]

** Boldface: issued or granted patents; Publication numbers provided when possible; # indicates patent application number for unpublished applications

KaloBios Confidential

CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT B

KALOBIOS PATENTS AS OF TERMINATION AGREEMENT EFFECTIVE DATE – KB001/KB001-A

CONFIDENTIAL

Patent or Application Title	Applicant/ Assignee(s)	Geography	Utility Filing Date	Status	Patent or Application Publication No.** #:Application No.
Combination Antibiotic and Antibody Therapy for the Treatment of Pseudomonas aeruginosa Infection* [***]	KaloBios/ UCSF	US CA, EP, JP	4 Feb 2010	Pending: US, CA, EP, JP	US 2010-0272736 CA 2,751,433 EP2393515 (A1) JP 2012516897
A Method of Treating a Staphylococcus Infection in a Patient having a Low-level pathogenic Pseudomonas aeruginosa Infection* [***]	KaloBios	US CA, EP, JP	21 Dec 2010	Pending: US, EP, CA, JP	US 8,642,039 CA 2,784,033 EP 2515935(A1) JP 2013515079

** Boldface: issued or granted patents; Publication numbers provided when possible; # indicates patent application number for unpublished applications

KaloBios Confidential

CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT C

KALOBIOS’ SOLE INVENTIONS

Inventions KaloBios Intends to Maintain as Trade Secrets:

[***]

CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT D

SANOFI’S SOLE INVENTIONS

Inventions Sanofi Intends to Maintain as Trade Secrets:

[***]

[***]

CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT E

JOINT INVENTIONS

None

CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT F

JOINT PATENTS

None

CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.